Exhibit 99.1

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                                                                     SEL
                                                                    LISTED
                                                                     NYSE
Seligman
Select Municipal Fund                                         December 31, 2006
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FUND OBJECTIVE AND STRATEGY
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Seligman Select Municipal Fund seeks to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The Fund invests only in investment-grade tax-exempt municipal bonds.

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PORTFOLIO MANAGEMENT
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Portfolio Managers:
Thomas G. Moles and Eileen A. Comerford

Investment Team:
Seligman Municipal Team

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TOP FIVE HOLDINGS(1)
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Jefferson County, AL Sewer Rev.
(Capital Improvement Warrants) .........................................    5.2%

San Diego, CA Public Facilities Financing
Authority Sewer Rev. Series 1999-A .....................................    5.2

New York City, NY Municipal Water Finance
Authority Water & Sewer System Rev .....................................    5.1

Chicago, IL GOs ........................................................    4.8

Triborough Bridge & Tunnel Authority,
NY Rev .................................................................    4.3
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Total ..................................................................   24.6
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FUND SNAPSHOT
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Inception                                                         1991
Net Investment Assets                                             $227.8 million
NYSE Symbol                                                       SEL
NASDAQ Symbol                                                     XSELX
Average Weighted Maturity                                         17.5 years
AMT Exposure(2)                                                   28.4%
Option-Adjusted Duration(3)                                       8.1 years

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QUALITY COMPOSITION(1)
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 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                            AAA               89%
                            AA                 1%
                            A                  6%
                            BBB                4%

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BOND CALLS(1)
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  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]


                            2007              15.0%
                            2008               9.1%
                            2009              13.3%
                            2010               8.7%
                            2011               0.0%

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PRICE-PER-SHARE
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                                       Current     52 Week High     52 Week Low
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Market Price                           $ 10.14       $ 10.25          $  9.60
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Corresponding Net Asset Value          $ 11.52       $ 11.50          $ 11.27
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Corresponding Premium/(Discount)        (11.98)%      (10.87)%         (14.82)%
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AVERAGE ANNUAL TOTAL RETURNS
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                                        1 Year        5 Years         10 Years
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Net Asset Value                          4.73%          6.04%            6.14%
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Market Value                             6.58           5.74             4.50

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of fund shares. Rates reflect changes in the market price or net asset value, and assume reinvestment of all distributions.

(1) Top holdings exclude short-term holdings, and are shown as a percentage of net investment assets. Credit ratings are primarily those issued by Moody's Investors Service, Inc. ("Moody's"). Where Moody's ratings have not been assigned, ratings from Standard & Poor's Corporation ("S&P") were used. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody's have been reported as AAA. The Fund is actively managed and holdings are subject to change. Quality composition excludes short-term holdings and is shown as a percentage of total long-term securities. Bond Calls shows the percentage of bonds in the Fund's portfolio that are callable during that year. There can be no assurance that the securities listed above have remained or will remain in the Fund's portfolio. Holdings should not be construed as a recommendation to buy or sell any security, an indication that any security is suitable for a particular investor or that any of the securities listed were or will be profitable. Portfolio holdings information is available at www.seligman.com.

(2) Holdings as of December 31, 2006 with investment income subject to the federal alternative minimum tax. A portion of income may be subject to federal and state taxes. Capital gain distributions, if any, are subject to federal, state, and local taxes.

(3) Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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                                                                     SEL
                                                                    LISTED
                                                                     NYSE
Seligman
Select Municipal Fund                                         December 31, 2006
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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. You can obtain the Fund's most recent annual, semi-annual and quarterly reports by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. These reports and other information are also available on the Securities and Exchange Commission's EDGAR Database. The Fund is a closed-end investment company and its common stock is listed on the New York Stock Exchange.

For more information, please visit our website at www.seligman.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

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PER COMMON SHARE DATA
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Quarter Ended 12/31/06
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Gross Income                                                            $ 0.204
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Expenses                                                                  0.040
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Common Dividends                                                          0.118
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Preferred Dividends                                                       0.049

Month Ended 12/31/06
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Current Monthly Dividends                                               $0.0380
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SEC Yield                                                                  3.71%

Current SEC yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended December 31, 2006, has been computed in accordance with SEC regulations, and will vary.

Of the monthly distributions paid to Common Stockholders in 2006, 4.5% was in excess of the Fund's net investment income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

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ASSETS
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Common                                                             $152,817,940
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Preferred                                                          $ 75,000,000
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Net Investment                                                     $227,817,940
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Leverage % of common assets                                                  49%
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Leverage % of net investment assets                                          33%
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A fund is considered "leveraged" when it borrows money or otherwise issues senior securities to make additional investments. Closed-end funds may issue senior securities (preferred stock or debentures) or borrow money to "leverage" their investment positions. The Fund's assets were leveraged by issuing shares of Preferred Stock shortly after the issuance of Common Stock. The proceeds of the Preferred offering were used to purchase additional municipal securities for the portfolios.

The use of leverage increases risks for holders of Common Stock, including increasing the volatility of both the net asset value and market price of the Common Stock. Fluctuations in the dividend rates on the Preferred Stock, or interest paid on borrowings, will affect the rate of return to holders of Common Stock. There can be no assurance that the Fund will be able to realize a higher rate of return on its investment portfolio than the then-current dividend rate on the Preferred Stock or interest on borrowed money.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. US government bonds that are guaranteed by the US government, if held to maturity, offer both a fixed rate of return and fixed principal value. An investment in the Fund is not insured or guaranteed by the US government.

To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

There is no guarantee that the Fund's investment goals/objectives will be met, and you could lose money.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CESEL-1206                                               SELIGMAN ADVISORS, INC.
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